Exhibit 99.1

EverQuote Announces Second Quarter 2026 Financial Results

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Grows revenue 25% year-over-year to $195.1 million
•
Delivers net income of $19.2 million
•
Reports record Adjusted EBITDA of $30.1 million, increasing 37% year-over-year
•
Q3 outlook indicates healthy demand as carriers continue to target growth across digital channels

CAMBRIDGE, Mass., August 3, 2026 -- EverQuote, Inc. (Nasdaq: EVER), a leading provider of growth solutions for property and casualty, or P&C, insurance providers, today announced financial results for the second quarter ended June 30, 2026.

“Our second quarter results mark another quarter of strong execution as we build on our commitment to helping P&C insurance providers maximize customer acquisition across digital channels to grow market share,” said Jayme Mendal, CEO of EverQuote. “We continue to innovate and execute to establish EverQuote as the trusted partner for P&C providers. Looking to the back half of the year, we will build on our leadership position and expand our market opportunities by introducing new solutions that harness the power of data, intelligence, and AI to deliver better outcomes at scale for both insurers and the consumers they are trying to reach.”

Second Quarter 2026 Highlights:

(Unless otherwise noted, all comparisons are relative to the second quarter of 2025).

•
Total revenue grew 25% to $195.1 million.
•
Revenue from the Company’s automotive insurance vertical was $172.1 million and revenue from the home and renters insurance vertical was $23.0 million, marking growth of 23% and 35%, respectively.
•
Variable Marketing Dollars increased to $56.9 million, compared to $45.5 million.
•
GAAP net income increased to $19.2 million, compared to $14.7 million.
•
Adjusted EBITDA grew 37% to $30.1 million, compared to $22.0 million.
•
Operating cash flow was $24.3 million, compared to $25.3 million.
•
The Company ended the second quarter of 2026 with $192.3 million in cash and cash equivalents and no outstanding debt.
•
During the quarter, the Company repurchased 578 thousand shares of its common stock for approximately $9.1 million.

“Our positive results demonstrate our strong market position, a healthy demand environment and the depth and breadth of our relationships with carriers and agents seeking to grow their business,” said Joseph Sanborn, CFO and Chief Administrative Officer of EverQuote. “Ongoing momentum across the business reinforces our confidence in achieving our previously stated path to $1 billion in revenue and allows us to continue to invest in AI innovation and new product development to propel our growth long-term.”

Third Quarter 2026 Outlook:

•
Revenue of $198.0 – $208.0 million.
•
Variable Marketing Dollars of $56.0 – $59.0 million.
•
Adjusted EBITDA of $28.0 – $31.0 million.

Adjusted EBITDA is a non-GAAP financial measure. Please see “Non-GAAP Financial Measures” below for more information. With respect to the Company’s expectations under “Third Quarter 2026 Outlook” above, the Company has not reconciled Adjusted EBITDA to the most directly comparable GAAP measure, net income (loss), in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, legal settlement expense, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of

Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its second quarter 2026 financial results and other matters at 4:30 p.m. Eastern Time today, August 3, 2026 and supporting slides will be available at https://investors.everquote.com. To access the conference call, dial Toll Free: +1 (833) 461-5787 for the US, or +1 (585) 542-9983 for international callers, and provide conference ID 679163094. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations, financial position, liquidity and capital resources; our business strategy and plans, including our development, deployment and monetization of new and enhanced products and services; expectations regarding the timing of introducing new products and services; trends in consumer traffic and demand for our products and services; our relationships with, and spending by, carriers and agents, including future carrier demand and growth; our use of and expected further investments in artificial intelligence (AI) and the anticipated benefits thereof; objectives of management for future operations; and our capital allocation priorities, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “goals,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “will,” “would” or “continues,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ include, without limitation, the following: our dependence on revenue from the property and casualty, or P&C, insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; our dependence on our relationships with insurance providers with no long-term minimum financial commitments and furthermore, our reliance on a small number of insurance providers for a significant portion of our revenue; adverse conditions in the insurance markets, as well as the general economy; our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; our ability to attract consumers to our websites and marketplace; our ability to market to consumers or collect, share and use data derived from consumer activities; risks related to cybersecurity incidents or other network disruptions; risks related to achieving the anticipated benefits associated with our further investment in and increased use of AI; our ability to develop new and enhanced products and services and to successfully monetize them on a timely basis; the impact of competition in our industry and innovation by our competitors; our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; and our ability to protect our intellectual property rights and maintain and build our brand. A further list and description of risks, uncertainties and assumptions that could cause or contribute to differences in our future results include the cautionary statements described in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025 and in our subsequent periodic filings with the Securities and Exchange Commission. We qualify all of our forward-looking statements by these cautionary statements.

About EverQuote

EverQuote (Nasdaq: EVER) is a leading AI-powered growth solutions partner for regulated property and casualty insurance entities, enabling the largest insurance carriers and thousands of agents to maximize customer acquisition across digital channels. Fueled by our proprietary data assets and our AI traffic engine, EverQuote is transforming the way providers attract and engage consumers to grow market share. To learn more visit investors.everquote.com.

Investor Relations Contact

Sara Buda

EverQuote

sara.buda@everquote.com

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands except per share)
Revenue	$195,086	$156,629	$385,938	$323,261
Cost and operating expenses(1):
Cost of revenue	4,359	4,842	8,624	10,222
Sales and marketing	147,613	121,055	293,025	250,485
Research and development	9,429	7,772	17,977	15,257
General and administrative	10,200	8,460	19,411	16,900
Legal settlement	—	332	—	8,232
Total cost and operating expenses	171,601	142,461	339,037	301,096
Income from operations	23,485	14,168	46,901	22,165
Other income (expense):
Interest income	1,050	918	2,011	1,626
Other income (expense), net	(25)	(22)	(38)	(53)
Total other income, net	1,025	896	1,973	1,573
Income before income taxes	24,510	15,064	48,874	23,738
Income tax expense	(5,324)	(363)	(11,015)	(1,047)
Net income	$19,186	$14,701	$37,859	$22,691
Net income per share:
Basic	$0.55	$0.40	$1.06	$0.63
Diluted	$0.53	$0.39	$1.04	$0.60
Weighted average common shares outstanding, basic and diluted:
Basic	35,178	36,327	35,560	36,104
Diluted	36,159	38,014	36,548	37,841

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands)
Cost of revenue	$33	$39	$63	$48
Sales and marketing	1,064	2,006	2,344	3,571
Research and development	1,711	1,558	3,145	2,928
General and administrative	2,864	2,957	5,261	5,433
	$5,672	$6,560	$10,813	$11,980

EVERQUOTE, INC.

BALANCE SHEET DATA

	June 30,	December 31,
	2026	2025
	(in thousands)
Cash and cash equivalents	$192,318	$171,379
Working capital	194,300	169,067
Total assets	341,006	326,913
Total liabilities	84,228	88,873
Total stockholders' equity	256,778	238,040

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands)
Cash flows from operating activities:
Net income	$19,186	$14,701	$37,859	$22,691
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	971	918	1,756	2,139
Stock-based compensation expense	5,672	6,560	10,813	11,980
Deferred taxes	3,934	—	8,018	—
Unrealized foreign currency transaction (gains) losses	(3)	75	(37)	110
Litigation accrual settled with sale of assets	—	(59)	—	7,841
Changes in operating assets and liabilities:
Accounts receivable	(4,241)	6,843	(875)	6,386
Prepaid expenses and other current assets	(2,556)	(1,491)	410	(995)
Commissions receivable, current and non-current	—	859	—	1,873
Operating lease right-of-use assets	306	281	604	548
Accounts payable	2,018	1,747	(6,580)	(1,018)
Accrued expenses and other current liabilities	(702)	(4,406)	2,409	(2,288)
Deferred revenue	52	(454)	163	(119)
Operating lease liabilities	(313)	(277)	(618)	(545)
Net cash provided by operating activities	24,324	25,297	53,922	48,603
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(1,567)	(1,461)	(3,102)	(2,594)
Net cash used in investing activities	(1,567)	(1,461)	(3,102)	(2,594)
Cash flows from financing activities:
Proceeds from exercise of stock options	922	373	985	2,335
Repurchase of common stock	(9,149)	—	(29,000)	—
Tax withholding payments related to net share settlement	(720)	(986)	(1,867)	(2,279)
Net cash provided by (used in) financing activities	(8,947)	(613)	(29,882)	56
Effect of exchange rate changes on cash, cash equivalents and restricted cash	16	(3)	1	7
Net increase in cash, cash equivalents and restricted cash	13,826	23,220	20,939	46,072
Cash, cash equivalents and restricted cash at beginning of period	178,492	124,968	171,379	102,116
Cash, cash equivalents and restricted cash at end of period	$192,318	$148,188	$192,318	$148,188

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended June 30,		Change
	2026	2025	%
	(in thousands)
Automotive	$172,051	$139,584	23.3%
Home and renters	23,035	17,034	35.2%
Other	—	11	-100.0%
Total revenue	$195,086	$156,629	24.6%

	Six Months Ended June 30,		Change
	2026	2025	%
	(in thousands)
Automotive	$344,437	$292,299	17.8%
Home and renters	41,501	30,938	34.1%
Other	—	24	-100.0%
Total revenue	$385,938	$323,261	19.4%

Other financial and non-financial metrics:

	Three Months Ended June 30,		Change
	2026	2025	%
	(in thousands)
Income from operations	$23,485	$14,168	65.8%
Net income	$19,186	$14,701	30.5%
Variable marketing dollars	$56,897	$45,520	25.0%
Adjusted EBITDA(1)	$30,103	$21,956	37.1%

	Six Months Ended June 30,		Change
	2026	2025	%
	(in thousands)
Income from operations	$46,901	$22,165	111.6%
Net income	$37,859	$22,691	66.8%
Variable marketing dollars	$112,795	$92,380	22.1%
Adjusted EBITDA(1)	$59,432	$44,463	33.7%

(1) Adjusted EBITDA is a non-GAAP measure. Please see “Non-GAAP Financial Measures” below for more information.

Non-GAAP Financial Measures

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; legal settlement expense; interest income; and income taxes. The most directly comparable GAAP financial measure is net income (loss). The Company monitors and presents Adjusted

EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

Adjusted EBITDA is not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which may reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP:

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands)
Net income	$19,186	$14,701	$37,859	$22,691
Stock-based compensation	5,672	6,560	10,813	11,980
Depreciation and amortization	971	918	1,756	2,139
Legal settlement	—	332	—	8,232
Interest income	(1,050)	(918)	(2,011)	(1,626)
Income taxes	5,324	363	11,015	1,047
Adjusted EBITDA	$30,103	$21,956	$59,432	$44,463